Exhibit 99.2 Q2 2024 Earnings Supplement August 6, 2024

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and ﬁnancial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and ﬁnancial trends that Flywire believes may affect Flywire’s ﬁnancial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and ﬁnancial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which are on ﬁle with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire's Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 is expected to be ﬁled with the SEC in the third quarter of 2024. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could dier ma ff terially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All ﬁnancial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected ﬁgures will be attained. Flywire’s actual future results may dier ma ff terially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reﬂected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation, including Flywire’s estimated Total Addressable Market (TAM), relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently veriﬁed, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been veriﬁed by any independent source. The information in this presentation is provided only as of August 6, 2024, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, because it is unable without making unreasonable eorts, to calcula ff te certain reconciling items with conﬁdence. These items include but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of the company's stock.

Execution Fulﬁllment Our mission is to deliver the most important and complex payments

Q2 2024 performance

GAAP ﬁnancial highlights Q2 2024 $103.7M 59.7% $(13.9M)* Revenue Gross Margin Net Loss *Q2 includes a higher income tax provision of approximately $4M based on full year tax estimates, which ampliﬁed our loss in the quarter, driven by seasonality of our business. The H1 2024 tax provision of $6.3M therefore represents more than half the year, and should normalize through rest of the year

Key operating metrics (Non-GAAP) Q2 2024 $99.9M $63.4M $5.8M $4.9B 1 2 1 1 +18.8% +25.7% + 25.5% + 593 bps Total Revenue Less Adjusted Adjusted EBITDA payment Ancillary Gross Proﬁt (Adjusted EBITDA volume Services Margin Expansion) 1. Represents Y-o-Y Growth as compared to Q2 2023. 2. Represents Y-o-Y Margin Expansion as compared to Q2 2023. See Appendix for reconciliation to GAAP amounts

Growth strategies Grow with Grow with Expand our Expand to Pursue strategic existing new clients ecosystem new industries, & clients through channel geographies & value-enhancing partnerships products acquisitions 125% 200+ 2023 average New clients in Q2 annual dollar-based 2024 net retention rate

Capital allocation strategy overview 13 2 Organic Growth Strategic Share Investments Acquisitions Buybacks $150M Share Repurchase Program Geographic Expansion Accelerate within existing enables purchasing when industry and / or geographies projected return exceeds our GTM Enhancement cost of equity New product capability for Deeper Software Integrations cross-sells & upsells Prudent approach in maintaining operational liquidity and Ecosystem expansions with Enter new geographies or ﬁnancial ﬂexibility for organic Strategic Payables & International regions investments & strategic M&A Agent solutions

Canadian Government action impact

Upward revision of government action / policy impact based on slower than expected recovery and applications seen since Q2 guidance

(All impacts listed below in $ M)

Q2 Guidance	Q1	Q2E	Q3E	Q4E	FYE
Canadian Revenue Impact	(M/HSD)	(MSD)			(Low $20s M)
Recapture in Rest of World			H2: +MSD		+MSD

Q3 Guidance*	Q1	Q2	Q3E	Q4E	FYE
Canadian Revenue Impact	(M/HSD)	(M/HSD)	(M/HSD)	(M/HSD)	~($30M+) HSD ppts
Recapture in Rest of World			None	None	None

Q2 Guidance:
Full year mid-teens negative impact. Assumed Canadian enrollment would ramp steadily in Q2 and through the rest of the year, as well as recapture in other markets.

Q3 Guidance:
Full year ~$30M+ negative impact. Assumes slower recovery as well as removes recapture due to uncertainty in timing of students pivoting to other countries

Acronym Definition Note: "LSD" Low Single Digits; "MSD" Mid Single Digits; "HSD" High Single Digits
*Based on guidance and information available as of August 6, 2024, including expectations regarding the external headwinds in Canada and FX rates as of June 30, 2024

Canada Higher Ed quarterly trend Canadian policies impacting revenue growth; expecting weakness to persist in H2 Canadian Higher Education Transaction Revenue Less Ancillary Services (RLAS) Q3’24E and Q4’24E based on guidance and information available as of August 6, 2024, including expectations regarding the external headwinds in Canada and FX rates as of June 30, 2024

B2B spotlight

Why traditional payment solutions doesn’t meet B2B Businesses global collection needs ✘ High cost of getting paid ✘ Back-office inefficiencies ✘ Poor customer experience ✘ Inability to scale and operate globally

B2B businesses trust Flywire to: 12345 Lower payment Make global Save time and get Drive growth with Make decisions that processing costs expansion easy paid faster happier customers matter B2B client’s payers Our software Our global payments Incoming merchant B2B clients have full can pay in 140+ automates payment and networks allows B2B card and bank wire visibility into payment currencies from 240+ cash application client to grow by fees reduce statuses, access to countries via multiple process, with direct processing local signiﬁcantly, saving complete payment methods. integration to systems payments without a businesses money. data and of record, so B2B clients local entity, bank transactional Payers can view can get paid faster and account or taking on B2B client’s customers insights to make payment history, ensure amounts billed = FX risk. pay in their local smarter business status and have amounts received. currency, with decisions. ﬂexible ways to pay, Easily scale knowing competitive and all while beneﬁting Flywire manages Flywire handles transparent pricing from round-the clock chargebacks, refunds payment data without compromising support via text, live and fraud so B2B clients securely and in on security or chat, phone and email. can focus on core compliance with all reliability. business. applicable laws.

Improving payments drives business results* Drive Simplify Decrease Increase expansion collections DSO proﬁtability 90% 88% 87% 55% could accelerate agree would like to lose up to with an easier cross-border oer add ff itional 5% in revenue way to deal with collections payment methods monthly due to cross-border impacts ability to decrease DSO current payment payments and FX to grow processing rates *According to a Survey of more than 300 ﬁnance professionals, who help run accounting and ﬁnance processes at Source: Flywire B2B Pulse on companies with both global and US-only based operations, conducted by Flywire Payments Report

Flywire supports the entire lifecycle of an accounts receivable transaction Domestic & international ﬂows with Flywire Customer Flywire B2B Business ₹ B2B $ € Business Diverse & local 240+ Countries & territories payment methods Credit/Debit 140+ Bank Transfer Currencies supported Online Methods Receive fully reconciled funds and Customer receives invoice/makes settled next day in bank account payment. Flywire supports ¥ ₩ domestic and cross border Incoming payments automatically applied invoices and presents familiar £ payment options in customers’ No FX risk or currency pricing native currency Flywire processes payment locally, conﬁgurations eliminating cross border transaction. ✘ ✘ Low/no additional X-border Typically eliminates foreign Flywire’s business model designed to deliver value to $ $ $ fees transaction fees clients and payers, and reduce banking fees for both No short payments to write-off POSITIVE CUSTOMER EXPERIENCE: Customers have choice and transparency and true localization at point of sale

Invoiced acquisition

Our B2B product connects payers and clients through payments To date we Payers Clients haven’t had software depth matching EDU or Healthcare

With Invoiced, Flywire to be more deeply embedded into invoicing/AR workﬂow Payers Clients processes and automation

Broadens B2B product suite Invoicing and deeper software were key components to our vision: Invoiced 1 accelerates our roadmap, and is expected to make Flywire stickier and drive adoption of payments faster Cross-sell opportunities Strategic Enabling Flywire as a payments option within 2 Invoiced customers; leveraging Invoiced’s rationale solution with our existing base & pipeline for Invoiced Financial beneﬁts acquisition Acquisition accelerates our B2B footprint; 3 expected to enhance gross proﬁt margin, and support revenue growth & EBITDA margin Team expertise and focus 4 Invoiced team experienced in deeper ERP integrations; product-centric organization will be accretive to Flywire

Software embeds Flywire deeper into customers' AR workflows

B2B workflows begin and end with ERPs; however back-office operations are driven by a combination of software and payments solutions



ERP
Invoicing Flow
Software +Payments
Software
ERP
System of Record
Order entry & management
Customer Invoicing
Collections
Cash Application
Dispute Management
Data Management
System of Record
Invoiced

Invoiced Is Expected to Accelerate Flywire B2B	Invoiced

Invoiced Is Expected to Accelerate Flywire B2B

Improvements across multiple B2B business functions

- ✔ **Sales function –** enhances conversion of sales prospects keen on deep integration with major ERP platforms
- ✔ **Powerful software –** workflow automations software to streamline the end-to-end A/R process
- ✔ **Experienced B2B team –** brings strong sector focus and expertise
- ✔ **Volume Capture –** deeper integrations increases volume conversion

Invoiced

Invoiced appeals to customers who want:

1. Better ability to **read from and write to** their ERPs, including:
    - Netsuite
    - Sage Intacct
    - Xero
    - Quickbooks
2. The ability to handle **recurring** payments
3. The ability to **structure communication** with customers
4. Presenting and **organizing multiple invoices** to customers

Financial Outlook

Q3 2024 outlook* $141 – $151M $37 – $43M Revenue Less Adjusted 1 Ancillary Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable eorts, ff to calculate certain reconciling items with conﬁdence. These items include, but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of Flywire's stock. *Assumes foreign exchange rates prevailing as of June 30, 2024 22

FY 2024 outlook* $469 – $485M $72 – $80M Revenue Less Adjusted 1 Ancillary Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable eorts, ff to calculate certain reconciling items with conﬁdence. These items include, but are not limited to income taxes which are directly impacted by unpredictable ﬂuctuations in the market price of Flywire's stock. *Assumes foreign exchange rates prevailing as of June 30, 2024 23

Appendix

Revenue Less Ancillary Services at constant currency* $USD in Millions (unaudited) 25

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations $USD in Millions (unaudited) 26

Revenue disaggregation by revenue type 27 $USD in Millions (unaudited)

Net Loss to Adjusted EBITDA reconciliation 28 $USD in Millions (unaudited)

Net Margin, EBITDA Margin and Adjusted EBITDA Margin 29 $USD in Millions (unaudited)

Reconciliation of Non-GAAP Operating Expenses 30 $USD in Millions (unaudited)

Reconciliation of Revenue to Revenue Less Ancillary Services Guidance 31 $USD in Millions (unaudited)